UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2011

HERBST GAMING, LLC

(Exact name of registrant as specified in its charter)

Nevada	000-54085	02-0815199
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3440 West Russell Road, Las Vegas, NV  89118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 889-7695

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 1, 2011, Herbst Gaming, LLC (the “Company”), issued a press release announcing its consolidated operating results for the fiscal year ended December 31, 2010. A copy of the press is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press release dated April 1, 2011.

Cautionary Statement Regarding Forward-Looking Statements

This current report, including the entirety of the press release appearing in Exhibit 99.1 attached hereto, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects”, “projects,” “may,” “will” or “should” or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties, and similar references to future periods.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions.  Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict.  Our actual results may differ materially from those contemplated by the forward-looking statements.  We caution you therefore that you should not rely on any of these forward-looking statements as statements of historical fact or as guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements we make in this current report include regional, national or global political, economic, business, competitive, market and regulatory conditions and include the following:

•                    the recently completed bankruptcy proceedings may adversely affect our business, including our relationships with customers and suppliers;

•                    the recession, and in particular the economic downturn in Nevada and California, may continue to adversely affect our business;

•                    our debt service requirements may adversely affect our operations and ability to compete;

•                    our ability to generate cash to service our substantial indebtedness depends on many factors that are beyond our control;

•                    the success of our slot route operations will be dependent on our ability to renew slot route operations contracts;

•                    we may experience a loss of revenue or market share due to intense competition;

•                    we face extensive regulation from gaming and other government authorities;

•                    changes to applicable gaming and tax laws could have a material adverse effect on our financial condition; and

•                    other risks and uncertainties that are more fully described in our most recent Annual Report on Form 10-K, including under “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors.”

Any forward-looking statement made by us in this current report speaks only as of the date of this current report.  Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them.  We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERBST GAMING, LLC

Date: April 1, 2011	By:	/s/ DONNA LEHMANN
Donna Lehmann
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press release dated April 1, 2011.